UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________


FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of report (Date of earliest event reported): July 15, 2005


CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION
(Exact Name of Registrant as Specified in Charter)

on behalf of Public Credit and Repackaged SecuritiesSM (PCARS)SM
Trust JPM Capital Trust I Series 2002-2




Delaware
(State or Other Jurisdiction
of Incorporation)

1-16709
(Commission
File Number)

13-4182182
(IRS Employer
Identification No.)


85 Broad Street, New York, New York                 10004
(Address of Principal Executive Offices)           (Zip Code)

Registrants telephone number, including area code:  (212) 902-7391

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))




Explanatory Note

The Registrant is the depositor (the "Depositor") under the Trust Agreement for Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust JPM Capital Trust I Series 2002-2 (the "Trust") with Wells Fargo Bank, National Association, as trustee (the "Trustee"). The Public Credit and Repackaged SecuritiesSM
(PCARS)SM Trust JPM Capital Trust I Certificates Series 2002-2 (the "Certificates") issued by the Trust do not represent obligations of or interests in the Depositor or the Trustee, but represent beneficial interests in the property of the Trust, which principally consists of JPM Capital Trust I 7.54% Cumulative Capital Securities issued by JPM Capital Trust I and fully and unconditionally guaranteed by J.P. Morgan Chase & Co. (the "Security Guarantor").

For information with respect to the Security Guarantor, please see the periodic and current reports and other information (including financial information) filed by the Security Guarantor with the Securities and Exchange Commission
(SEC) under file number 1-5805. Those reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W. Washington, D.C. 20549. Copies of those materials can be obtained by making a written request to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. The SEC also maintains a site on the world wide web at "http://www.sec.gov" where users can view and download copies of reports, proxy information, statements and other information filed electronically. The common stock of the Security Guarantor is also listed on the New York Stock Exchange and such reports and other information can be inspected at the offices of the New York Stock Exchange.



Item 8.01 Other Events


On July 15, 2005 a distribution was made to holders of Public Credit and Repackaged SecuritiesSM (PCARS) SM Trust JPM Capital Trust I Certificates Series 2002-2.

Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit Number
EX-99.1

Description
Trustees Report with respect to the July 15, 2005 Distribution Date for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust JPM Capital Trust I Certificates Series 2001-1.






      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CREDIT AND ASSET REPACKAGING
                               VEHICLE CORPORATION
                               on behalf of Public Credit and Repackaged
                               SecuritiesSM (PCARS)SM Trust JPM Capital Trust I Series 2002-2



Date:  July 15, 2005            By:/s/
                                Name: Ram Sundaram
                                Title: President









EXHIBIT INDEX

Exhibit

99.1 Trustee's Report with respect to the July 15, 2005 Distribution Date for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust JPM Capital Trust I Certificates Series 2002-2.






Exhibit 99.1

To the Holders of

Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust JPM Capital Trust I Certificates Series 2002-2, CUSIP: 744393406 (the "Certificates")

Wells Fargo Bank, National Association, as Trustee for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust JPM Capital Trust I Series 2002-2, hereby gives notice with respect to the Distribution occurring on July 15, 2005 (the "Distribution Date") as follows:


1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per Certificate, is as set forth below:

      Principal       Interest        Premium         Total Distribution
      $0.00        $0.89062499927     $0.00           $0.89062499927

2. The applicable interest rate: 7.125%

3. The aggregate stated principal amount of the Securities as of such Distribution Date was $60,267,000.00. The interest rate applicable to the Securities for the immediately following Security Accrual Period is 7.54%

4. The amounts received by the Trustee in respect of the Securities during the immediately preceding Security Accrual Period was $2,272,065.90.

5. The Principal Balance at the close of business on the Business Day immediately preceding the Distribution Date was $63,777,275.00

6. The current ratings of the Certificates are "A1" by Moodys Investors and "A" by Standard & Poors. The Current rating of the Securities are "A1" by Moodys Investors, "A" by Standard & Poors and "A+" by Fitch Ratings.

7. There was no cumulative amount of Extraordinary Trust Expenses, as of the Distribution Date.

Wells Fargo Bank, National Association, as Trustee